UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: June 27, 2025

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 27, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). There were 380,658,178 shares of Class A common stock present at the Annual Meeting, online or by proxy, which constituted a quorum. The voting results are presented below.

Proposal 1: Election of Directors.

The Company’s stockholders elected two directors to serve as Class I directors until the 2028 Annual Meeting of Stockholders or until they or their successors are elected and qualified. The votes regarding the election of directors were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Deborah Diaz	195,477,482	45,614,995	139,565,701
Fred Diaz	214,501,386	26,591,091	139,565,701

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The proposal received the following votes:

Votes For	Votes Against	Abstentions
378,041,588	1,394,026	1,222,564
Proposal 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers.
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as presented in the Company’s 2025 proxy statement. The proposal received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
185,084,004	53,955,824	2,052,649	139,565,701

Proposal 4: Approval of Share Issuance to Stellantis

The Company’s stockholders approved, in accordance with the listing rules of the New York Stock Exchange, the issuance of shares of Class A Common Stock to Stellantis N.V. (together with its subsidiaries, "Stellantis") pursuant to that certain subscription agreement between the parties dated as of December 11, 2024. The proposal received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
238,628,712	1,971,899	491,866	139,565,701

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: July 1, 2025	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	General Counsel